HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404        HV-4900 - Group Variable Funding Agreements - The HART Program

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Supplement dated September 17, 2014 to your Prospectus

1.  INVESTMENT ADVISER CORRECTION

LIFEPATH 2020 PORTFOLIO® - INVESTOR A SHARES

BlackRock Advisors, Inc., the investment adviser for the above referenced Sub-Account, is hereby corrected to read BlackRock Fund Advisors.

2.  FEE CORRECTION

HARTFORD GLOBAL EQUITY INCOME FUND - CLASS A

(FORMERLY THE HARTFORD GLOBAL RESEARCH FUND - CLASS A)

The fee information for the above referenced fund is hereby corrected as follows:

Under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Global Research Fund - Class A	0.90%	0.25%	0.58%	N/A	1.73%	0.28%	1.45%(1)(2)

(1)                                 The fund operating expenses shown above reflect expense information contained in the fund’s prospectus dated March 1, 2014.  Any fee waivers and/or expense reimbursements shown above reflect contractual arrangements that will remain in effect until February 28, 2015, after which certain waivers and/or expense reimbursements will be automatically renewed for an additional one-year term unless terminated in accordance with the fund’s prospectus.  Other certain waivers and/or reimbursements will remain in effect until February 28, 2015 and will terminate thereafter.  More detailed information on the fund’s fee waiver and/or expense reimbursement arrangements is contained in its prospectus.

(2)                                 Effective May 30, 2014, the underlying Fund was renamed Hartford Global Equity Income Fund – Class A and the total annual fund operating expenses was changed as follows:

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
Hartford Global Equity Income Fund - Class A	0.75%	0.25%	0.58%	N/A	1.58%	0.33%	1.25%(3)

(3)                                 Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.25% for the Fund.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for the Fund.  This contractual arrangement will remain in effect until February 29, 2016, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE.